                                   FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                       Date of Report: November 17, 1997



                American Builders & Contractors Supply Co., Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Delaware                      333-26991               39-1413708
    --------                      ---------               ----------
(State or other                (Commission File          (IRS Employer
jurisdiction of                   Number)              Identification No.)
incorporation)



                       One ABC Parkway, Beloit, Wisconsin
                       ----------------------------------
                    (Address of principal executive offices)

                                     53511
                                     -----
                                   (Zip Code)


       Registrant's telephone number, including area code: 608-362-7777

                                 Not Applicable
                                 --------------
            (Former name or address, if changed since last report)

                             Total No. of Pages: 4
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Item 2:  Acquisition or Disposition of Assets
------   ------------------------------------

On November 3, 1997, the Registrant consummated the purchase of five corporations affiliated with Champ Industries, Inc. as follows:

                        Perfection Roofing Materials, Inc.
                        Marshall Roofing Supply, Inc.
                        United Building Supply, Inc.
                        SHR Roofing Supply, Inc.
                        Stone Metal Products, Inc.

The purchase price of this transaction was approximately $66 million, which includes the assumption or pay-off of approximately $39 million in Champ's long-term debt. The cash portion of the purchase price was paid using borrowings under the Registrant's senior credit facility.

Champ Industries, Inc. is a privately held company which operates as a management company for the acquired companies. Champ organized the shareholder groups which own the acquired companies and Champ principals were substantial owners of the acquired companies. The acquired companies operate a network of 31 roofing distribution centers with a substantial presence in Texas, California, Oklahoma, Kansas, and Missouri. The companies generated net sales of $198 million and adjusted earnings before interest, taxes, depreciation and amortization of approximately $10.5 million for the twelve months ended December 31, 1996.


Item 7:  Financial Statements and Exhibits.
------   ---------------------------------

          (a) Financial Statements of Business Acquired - Champs Industries, Inc. The required financial information will be filed by amendment within the prescribed period.

          (b) Pro Forma Financial Information The required financial information will be filed by amendment within the prescribed period.

          (c)  Exhibits
               --------

               Item      Exhibit Index
               ----      -------------

               2.1       Asset Purchase Agreement dated October 3, 1997


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 17, 1997

                              American Builders & Contractors Supply Co., Inc.



                              By: /s/ Kendra A. Story
                                  -------------------
                                  Kendra A. Story
                                  Chief Financial Officer

                                      -3-
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                                 Exhibit Index
                                 -------------


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 Exhibit                                                        Page
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   2.1      Asset Purchase Agreement dated October 3, 1997         1
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